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                                                                    Exhibit 99.4

                      FORM OF SUBORDINATED PROMISSORY NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE BORROWER MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE BORROWER TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER UNDER THIS SUBORDINATED PROMISSORY NOTE ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED ON OR ABOUT THE DATE HEREOF ENTERED INTO BY AND AMONG THE BORROWER, THE ROYAL BANK OF SCOTLAND PLC, THE LENDER AND CERTAIN OTHER PARTIES, AS DESCRIBED MORE FULLY IN SECTION 4(i) HEREOF.

No. N-___


                       INVERNESS MEDICAL INNOVATIONS, INC.
                          SUBORDINATED PROMISSORY NOTE

$___________                                                  December ___, 2001

         For value received, Inverness Medical Innovations, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________ (the "Lender") the principal sum of _________ DOLLARS and NO CENTS ($__________) (or, if less, the then outstanding principal amount hereof), together with all accrued but unpaid interest thereon, on or before the date (the "Maturity Date") of the earliest to occur of the following (but in any event subject to the provisions of Section 4 hereof): (i) subject to the extension provisions of
Section 3 hereof, April 1, 2002 (as such date may be so extended, the "Fixed Maturity Date"), (ii) a Qualified Subordinated Debt Financing (as provided in
Section 5 hereof), (iii) a Change of Control (as provided in Section 6 hereof) or (iv) acceleration by the Lender following the occurrence of an Event of Default (as provided in Section 7 hereof). Subject to the provisions of Sections 1(f) and 3 hereof, interest on the outstanding principal amount under this Note shall accrue (commencing as of December __, 2001) at the rate of twelve percent (12%) per annum, compounded daily, and shall be payable on each April 1, July 1, October 1 and January 1 (with the first such payment date to be April 1, 2002), and on the Maturity Date. All interest payable under this Note shall be
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calculated on the basis of a year of 365 or 366 days (as applicable) for the actual number of days elapsed. All payments received by the Lender hereunder shall be applied first to any cost of collection, then to accrued but unpaid interest and then to unpaid principal.

         This Subordinated Promissory Note is issued pursuant to, and is subject in all respects to, that certain Note and Warrant Purchase Agreement dated as of December ___, 2001 among the Borrower, the Lender and the other investors party thereto (the "Purchase Agreement"), a copy of which is on file at the principal office of the Borrower. This Subordinated Promissory Note is one of several Subordinated Promissory Notes to be issued by the Borrower pursuant to the Purchase Agreement, which notes are hereinafter referred to, together with this Subordinated Promissory Note, as the "Notes." The aggregate original principal amount of all of the Notes is $20,000,000.

         1.       PAYMENT.

                  (a) PRINCIPAL. All payments of principal hereunder shall be payable in the form of Cash Payments. As used herein, a "Cash Payment" shall mean a payment in immediately available funds in lawful money of the United States of America.

                  (b) INTEREST. All payments of any interest hereunder shall be payable, at the sole election of the Borrower (which election the Borrower may change from time to time), in the form of Cash Payments or in the form of shares of the common stock, $.001 par value per share (the "Common Stock"), of the Borrower ("Common Stock Payments") valued at ninety-five percent (95%) of the average closing price on the American Stock Exchange (or, if the Common Stock is not then traded on the American Stock Exchange, on such other national securities exchange (or similar system) on which the Common Stock then trades) of the Common Stock for the period of the ten consecutive trading days ending immediately prior the relevant interest payment date, PROVIDED that, if the Common Stock is not then traded on a national securities exchange (or similar system) the Common Stock shall be valued as determined in good faith by the Company's Board of Directors. Any election by the Borrower to make any payment of interest in the form of a Cash Payment or a Common Stock Payment shall be made and apply equally with respect to all Notes then outstanding. In the event that the Borrower elects to make any payment of interest in the form of a Common Stock Payment, the Borrower shall issue and deliver to the Lender, promptly after the relevant interest payment date, a certificate or certificates representing in the aggregate the number of shares of Common Stock required to be issued to the Lender pursuant such Common Stock Payment.

                  (c) LOCATION. All Cash Payments shall be made by wire transfer to such account as the Lender may from time to time designate in writing to the Borrower. All Common Stock Payments shall be payable at the address set forth in
Section 11 hereof or such other place as the Lender may from time to time designate in writing to the Borrower.

                  (d) PREPAYMENT. Subject to the provisions of Section 4 hereof, the Borrower may prepay this Note at any time in full or in part, in which case any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.


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                  (e) PAYMENTS PRO RATA; PARI PASSU RANKING. Whenever any
payments (whether constituting principal, interest (in the form of Cash Payments or Common Stock Payments) or otherwise) shall be due and payable or made (whether at maturity or by prepayment) under this Note and the other outstanding Notes, such payments under this Note and all other outstanding Notes shall be made to the respective holders of the outstanding Notes pro rata based on (x) in the case of payments of principal, the respective then outstanding principal amounts of such Notes and (y) in the case of payments of interest, the respective then outstanding amounts of accrued but unpaid interest under such Notes, in each case after giving effect to any conversions effected pursuant to
Section 2 of this Note (or the equivalent section of any other Note). The Notes shall rank pari passu in right of payment. Nothing in this Section 1(e) shall limit the rights of any Lender (as such term is used in the respective Notes) to effect a non-ratable conversion under Section 2 (or the equivalent section) of such Lender's Note.

                  (f) LATE PAYMENTS. If any amount payable hereunder (whether constituting principal, interest or otherwise) is not paid on the date on which such payment is due hereunder (a "Late Payment"), such Late Payment shall bear interest, from and including the due date thereof to but excluding the date on which Late Payment is paid, at the rate of eighteen percent (18%) per annum, compounded daily (the "Penalty Rate"), and such interest shall be payable on demand. In the event that a Late Payment remains unpaid for sixty (60) days after the date thereof, the then outstanding principal amount of this Note shall bear interest at the Penalty Rate (in lieu of, and not in addition to, the rate provided for in the first paragraph of this Note) from and including such sixtieth (60th) day to but excluding the date on which Late Payment is paid. Notwithstanding anything to the contrary herein (except as provided in Section 3 hereof), upon full payment of any Late Payment, the outstanding principal amount of this Note shall again bear interest at twelve percent (12%) per annum, compounded daily.

         2.       CONVERSION OPTION.

                  (a) DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, shall have the following respective meanings:

                           (i) The term "Series A Financing" shall mean the financing or series of related financings (with one or more closings) contemplated by the Borrower to occur or commence on or about the date of this Note involving the issuance and sale of shares of the Series A Convertible Preferred Stock, $.001 par value per share (the "Series A Preferred Stock"), of the Borrower to various investors (the "Series A Investors").

                           (ii) The term "Series A Financing Agreements" shall mean the purchase agreement and related agreements entered into between the Borrower and the Series A Investors in connection with the Series A Financing.

                           (iii) The term "Series A Financing Purchase Price" shall mean the original purchase price per share of the Series A Preferred Stock issued to investors as part of the Series A Financing.

                           (iv) The term "Target Amount" shall mean $80,000,000.


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                           (v) The term "Target Deficit" shall mean the dollar
         amount equal to the result of (x) the Target Amount minus (y) the dollar amount of the aggregate gross proceeds that the Borrower has received (or has irrevocable, binding commitments from one or more Series A Investor to receive) on or before March 15, 2002 in connection with the Series A Financing.

                  (b) EXERCISE OF CONVERSION OPTION. The Borrower shall notify the Lender, on or before March 18, 2002, of the Target Deficit, if any. If, as of March 15, 2002, the Target Deficit is a positive number, the Lender shall have the sole option, subject to the provisions of this Section 2, to convert, on April 1, 2002 (the "Conversion Closing Date"), all or part of the outstanding balance, calculated as of April 1, 2002, of principal and interest payable under this Note into shares of the Series A Preferred Stock at a conversion price per share equal to the Series A Financing Purchase Price (the "Conversion Option"), PROVIDED that such Conversion Option shall be exercisable by the Lender only until the close of business on March 27, 2002 by the Lender's delivery of notice to the Borrower on or before such date that the Lender is exercising such Conversion Option, which notice shall specify the amount of such balance that the Lender elects to so convert (such Lender's "Elected Conversion Balance"). The maximum aggregate amount of the outstanding balances under all of the Notes that may be so converted shall equal the Target Deficit. If the Target Deficit is less than the aggregate amount of all Elected Conversion Balances (as so defined in the respective Notes) under the Notes, the portion of the outstanding balance under any Note that shall be so converted shall be calculated and allocated pro rata based on the respective Elected Conversion Balances under the respective Notes (before giving effect to any conversion hereunder). As used herein, the Lender's "Final Conversion Amount" shall be the amount of the Lender's outstanding balance hereunder, if any, that the Lender will convert into shares of Series A Preferred Stock as determined pursuant to the forgoing provisions. If, by operation of the foregoing provisions, the Lender's Final Conversion Amount is less than the Lender's Elected Conversion Balance, the Borrower shall notify the Lender of such Final Conversion Amount by no later than March 29, 2002.

         Any portion of the outstanding balance under this Notes that is so converted shall be applied first to reduce accrued but unpaid interest and then to reduce unpaid principal.

         The Company covenants that it shall reserve (i) a sufficient number of shares of Series A Preferred Stock, based on the Series A Financing Purchase Price, to achieve aggregate gross proceeds from the Series A Financing in an amount equal to the Target Amount, (ii) during the period from March 15, 2002 through the Conversion Closing Date, a sufficient number of shares of Series A Preferred Stock to enable the conversion of the Lender's Final Conversion Amount, if any, as determined pursuant to the foregoing provisions and (iii) a sufficient number of shares of Common Stock or other equity securities of the Borrower to enable the Lender to exercise the conversion rights with respect to any shares of Series A Preferred Stock issued to the Lender pursuant to its exercise of its Conversion Option.

                  (c) CONVERSION PROCEDURES. The Borrower and the Lender shall hold the "Conversion Closing" at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts on the Conversion Closing Date (or at such other time and place as the Borrower and the Lender may mutually agree). At the Conversion Closing: (i) the Lender shall deliver this Note to the Borrower,
(ii) the Lender and the Borrower shall execute such signature pages or


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other relevant joinder documents as are necessary so that the Lender shall become a party to the Series A Financing Agreements and (iii) the Final Conversion Amount shall automatically convert into the number of shares of Series A Preferred Stock equal to the Final Conversion Amount DIVIDED BY the Series A Financing Purchase Price, and there shall be issued and delivered to the Lender a certificate or certificates representing such number of shares of Series A Preferred Stock. In the event that the Final Conversion Amount equals the entire outstanding balance of principal and interest payable hereunder, this Note shall be cancelled. In the event that the Final Conversion Amount is less than the entire outstanding balance of principal and interest payable hereunder, an allonge shall be attached to this Note setting forth the remaining balance due hereunder after such conversion (and this Note, with such allonge attached, shall be returned to the Lender). Notwithstanding anything to the contrary herein, the Borrower shall not be obligated to issue any certificate or other instrument evidencing the shares of Series A Preferred Stock issuable upon conversion hereunder unless either this Note has been delivered to the Borrower or the Lender has notified the Borrower that this Note has been lost, stolen or destroyed and has executed and delivered to the Borrower an agreement satisfactory to the Borrower to indemnify the Borrower from any loss incurred by the Borrower in connection therewith.

                  (d) CASH IN LIEU OF FRACTIONAL SHARES. No fractional share of or interest in any equity securities of the Borrower or scrip representing fractional shares or interests, shall be issued upon any conversion of this Note. Instead of any fractional shares of or interest in any equity securities of the Borrower which would otherwise be issuable upon any conversion of this Note, the Borrower shall pay to the Lender a cash adjustment in respect of such fraction in an amount equal to the same fraction of the price per share at which this Note is converted into such equity securities of the Borrower under this
Section 2.

                  (e) ADJUSTMENT OF PRICES PER SHARE. All numbers and conversion prices will be equitably and proportionally adjusted in the event of any stock split, stock dividend, capital reorganization, combination of shares or other recapitalization of the Borrower with respect to the Series A Preferred Stock after the date hereof and prior to the date of any conversion.

                  (f) LIMITATION ON SALES. The Lender acknowledges that this Note and any shares of Series A Preferred Stock issued upon conversion hereunder (and any shares of Common Stock issued hereunder or upon conversion of any such Series A Preferred Stock) (such shares of Series A Preferred Stock and Common Stock, together, the "Note Stock") have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Note or any Note Stock unless (a) there is an effective registration statement under the Securities Act as to this Note or such Note Stock and this Note or such Note Stock has been registered or qualified under any applicable or state securities or "blue sky" laws then in effect, or (b) the Company receives an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

         Without limiting the generality of the foregoing, unless the offering and sale of the Note Stock to be so issued shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered so issuable unless and until the Lender shall have executed an investment letter in form and substance satisfactory to the


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Borrower, including a warranty at the time of such issuance that it is acquiring such shares for its own account, for investment and not for, with a view to, or in connection with, the distribution or resale of any such shares, and the Lender shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Note Stock issued pursuant to such exercise:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER."

         In addition, without limiting the generality of the foregoing, the Borrower may delay issuance of the Note Stock until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

         3. EXTENDED MATURITY OPTION. The Borrower shall have the sole option, which it may exercise at any time and from time to time by notice to the Lender, to extend the Fixed Maturity Date to any date after April 1, 2002, PROVIDED that, in no event shall the Fixed Maturity Date be extended to a date later than the original maturity date of any Senior Obligations (as defined in Section 4 hereof) outstanding as of December 31, 2001. If the Fixed Maturity Date is so extended, from and after April 1, 2002, interest on the outstanding principal amount under this Note shall accrue at the rate of eighteen percent (18%) per annum, compounded daily (in lieu of, and not in addition to, the rate provided for in the first paragraph of this Note), and shall otherwise be payable as provided in the first paragraph of this Note.

         4.       SUBORDINATION.

                  (a) DEFINITIONS. The following terms shall have the following respective meanings:

                           (i) The term "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government.

                           (ii) The term "Senior Creditors" means any creditor or Person to whom the Borrower owes a Senior Obligation.


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                           (iii) The term "Senior Obligations" shall mean (A)
         all principal of, and premium and interest on, and all other amounts owing or guaranteed by the Borrower in respect of, any indebtedness incurred or guaranteed by the Borrower for money borrowed from any bank or other institutional lender now or hereafter outstanding or hereafter incurred (including all indebtedness incurred or guaranteed by the Borrower to The Royal Bank of Scotland plc ("RBS") or any of the other lenders under the senior and mezzanine credit facilities obtained or to be obtained by the Borrower and/or any of its subsidiaries in connection with the Acquisition (used herein as defined in the Purchase Agreement) (the "RBS Credit Facility"), but excluding any indebtedness described in clause (B) below), PROVIDED that the aggregate outstanding principal amount of all such indebtedness described in this clause (A) that shall constitute "Senior Obligations" at any time by virtue of this clause (A) shall not exceed $100 million, and (B) any indebtedness of the Borrower incurred to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person (other than the Acquisition). Notwithstanding the foregoing, Senior Obligations shall not include indebtedness of the Borrower evidenced by the other Notes, all of which shall rank equally and ratably with this Note.

                           (iv) The term "Subordinated Creditors" shall mean the Lender and any Person to whom this Note is subsequently transferred (subject to the provisions of Section 8 hereof).

                           (v) The term "Subordinated Indebtedness" shall mean the outstanding principal amount and any interest accrued under this Note.

                  (b) NO TRANSFER. The Subordinated Creditors will not transfer, sell or otherwise dispose of any of the Subordinated Indebtedness except to a Person who agrees in writing to comply with the terms of this Section 4 as a Subordinated Creditor. Thereafter, such transferee shall be deemed to be a Subordinated Creditor under this Section 4.

                  (c) AGREEMENT TO SUBORDINATE; NO PAYMENTS ON SUBORDINATED INDEBTEDNESS.

                           (i) The Subordinated Creditors agree that the payment of the Subordinated Indebtedness is hereby expressly subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Obligations.

                           (ii) No payment on account of principal, interest or any other amount payable under this Note shall be made by the Borrower or accepted by the any of the Subordinated Creditors, and this Note shall not be redeemed or purchased directly or indirectly by the Borrower, until such time as all of the Senior Obligations shall have been indefeasibly paid in full.

                  (d) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, (i) in connection with any liquidation, dissolution or winding up of the Borrower, whether voluntary or


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involuntary (each a "Liquidation"), (ii) in bankruptcy, insolvency or receivership, or (iii) upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise:

                           (i) all Senior Obligations shall first be paid in full before the Subordinated Creditors shall be entitled to receive any assets in respect of the Subordinated Indebtedness; and

                           (ii) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities to which the Subordinated Creditors would otherwise be entitled shall be made by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to Senior Creditors or their representative to the extent necessary to pay all Senior Obligations in full.

                  (e) WHEN DISTRIBUTION MUST BE PAID OVER. In the event that any Subordinated Creditor receives any payment with respect to any Subordinated Indebtedness at a time when such payment is prohibited by Section 4(d) hereof, such payment shall be held by such Subordinated Creditor in trust for the benefit of, and shall be forthwith paid over and delivered to, the Senior Creditors or their representative for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay the Senior Obligations in full.

                  (f) STANDSTILL. The Subordinated Creditors, for themselves and their respective successors and assigns, agree for the benefit of the Senior Creditors that, so long as any Senior Obligations remain outstanding, the Subordinated Creditors will not take any action to accelerate or demand the payment of the Subordinated Indebtedness or to institute legal proceedings to collect the Subordinated Indebtedness prior to the earlier of (i) 180 days after receipt by the Senior Creditors of written notice of the occurrence of any event of default on the Subordinated Indebtedness, which event is not thereafter cured or waived by the Subordinated Creditors prior to taking such action or (ii) the acceleration of the Senior Obligations.

                  (g) OTHER RIGHTS AND REMEDIES. In the event of any insolvency, bankruptcy, assignment or trust mortgage for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets, Liquidation or any other marshaling of the assets and liabilities of the Borrower, the Subordinated Creditors will, at the request of the Senior Creditors, file any claim, and take or refrain from taking any other action necessary or appropriate to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness, will vote such claim at any meeting of creditors or for any plan or with respect to any matter as the Senior Creditors shall direct and will hold in trust for the Senior Creditors and assign, transfer and pay over to the Senior Creditors to be applied against all amounts owed by the Borrower to the Senior Creditors on account of Senior Obligations, in the form received, any and all monies, dividends or other assets received in any such proceeding, or otherwise from the Borrower, from any guarantor or purchaser on account of the Subordinated Obligations, and will preserve and maintain the Subordinated Obligations so that the Senior Creditors will always have the benefit of the Subordinated Obligations as provided herein, unless and until the Senior Obligations shall be paid in full. In the event that the Subordinated Creditors shall fail to take or refrain from any such action as requested or required hereunder, the Senior


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Creditors may, as attorney-in-fact for the Subordinated Creditors, take or rescind such action on behalf of the Subordinated Creditors, and the Subordinated Creditors hereby irrevocably grant the Senior Creditors an irrevocable power of attorney, coupled with an interest, in their name, to demand, sue for, collect and receive any and all such monies, dividends, or other assets and give acquittance therefor and to file and enter any petition, claim, proof of claim or other instrument of similar character and to take such other action or refrain from taking any action as the Senior Creditors may deem necessary or advisable for the enforcement of this Section 4. The Subordinated Creditors will execute and deliver to the Senior Creditors such other and further powers of attorney or other instruments as the Senior Creditors may request in order to accomplish the foregoing.

                  (h) NO COLLATERAL. The Subordinated Creditors represent that they hold no collateral of the Borrower as security for the Subordinated Indebtedness, and agree that in the event that they acquire any such collateral, it shall be held in trust by them for the Senior Creditors, and they will immediately transfer and deliver same to the Senior Creditors or assign any rights therein to the Senior Creditors, to be held by the Senior Creditors as security for the Senior Obligations.

                  (i) SUBORDINATION AGREEMENT. Subject to clause (j) below, the rights and obligations of the Borrower and the Lender under this Note are subject to the provisions of the Subordination Agreement (as defined below) as if the same were incorporated in this Note. In the event of a conflict between the terms of this Note and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall prevail. As used herein, the term "Subordination Agreement" shall mean the subordination agreement dated on or about December ___, 2001 entered into by and among the Borrower, The Royal Bank of Scotland plc, as security trustee, and the Bridge Note Holders (as defined therein), as amended, varied, supplemented, restated or novated from time to time.

                  (j) INAPPLICABILITY. Notwithstanding anything to the contrary herein, in no event shall the provisions of Sections 4(b) through 4(i) hereof or of the Subordination Agreement apply to, or in any way limit or restrict, (i) the Borrower's rights under Section 1(b) hereof to elect to pay accrued interest under this Note in the form of Common Stock Payments or, if the Borrower so elects, its obligations to make such payments in such form in accordance with the terms of this Note, (ii) the right of the Lender to convert the outstanding balance of principal and interest hereunder into shares of Series A Preferred Stock as provided in Section 2 hereof, or (iii) the Borrower's obligations under
Section 5 hereof to repay all unpaid principal, together with all accrued but unpaid interest, under this Note with the gross proceeds of any Qualified Subordinated Debt Financing as provided in Section 5 hereof.

                  (k) OTHER DEBT. The Borrower covenants that it shall cause all indebtedness for borrowed money incurred by the Borrower after the date of this Note (other than (x) the Senior Obligations, (y) any trade indebtedness incurred in the ordinary course of business and (z) any indebtedness owed or incurred by the Company to any of its direct or indirect subsidiaries or any holding company that wholly owns, directly or indirectly, the Company) to be subordinated to the indebtedness of the Borrower under the Notes on terms and conditions equivalent to the terms and conditions set forth in Sections 4(b) through 4(h) hereof or otherwise satisfactory to all of the Lenders (as such term is used and defined in the respective Notes).


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         5.       REPAYMENT UPON QUALIFIED SUBORDINATED DEBT FINANCING.

                  (a) QUALIFIED SUBORDINATED DEBT FINANCING. As used herein, the term "Qualified Subordinated Debt Financing" shall mean any venture capital, institutional or other investor debt financing or series of related financings occurring after the issuance of the Notes (i) pursuant to which the Borrower incurs indebtedness that is subordinated to the Senior Obligations on terms and conditions substantially equivalent to those provided for in Section 4 hereof and (ii) in which the Borrower receives aggregate gross proceeds equal to or greater than the then outstanding aggregate principal amount under the Notes.

                  (b) REPAYMENT OF THE NOTES. Immediately upon the closing and funding of a Qualified Subordinated Debt Financing, the Borrower shall repay all then outstanding principal, together with all accrued but unpaid interest, under this Note and the other Notes.

         6.       REPAYMENT UPON CHANGE OF CONTROL.

                  (a) CHANGE OF CONTROL. As used herein, the term "Change of Control" shall mean any transaction or series of related transactions to which the Borrower is a party resulting in (i) the members of the Board of Directors of the Borrower immediately prior to the commencement of such transaction or series of transactions constituting 50% or less of the Board of Directors of the Borrower (or the board of directors of the surviving or acquiring corporation) immediately following the consummation of such transaction or series of transactions or (ii) sale of all or substantially all the assets of the Borrower.

                  (b) REPAYMENT OF THE NOTES. Immediately upon the occurrence of a Change of Control, the Borrower shall repay all then outstanding principal, together with all accrued but unpaid interest, under this Note and the other Notes.

         7.       DEFAULT.

                  (a) EVENTS OF DEFAULT. If any of the following Events of Default shall occur and be continuing, then the Lender may, by notice to the Borrower, declare the entire unpaid principal amount of this Note, and all interest accrued and unpaid hereon, to be forthwith due and payable, whereupon such unpaid principal amount and all such accrued interest shall become and be forthwith due and payable. As used herein, the term "EVENTS OF DEFAULT" shall mean one or more of the following:

                           (i) The Borrower shall fail to pay any interest or principal on this Note when due and such failure shall continue for five (5) business days after written notice thereof shall have been given to the Borrower by the Lender;

                           (ii) The Borrower shall default in the performance of any material agreement or material covenant contained in this Note and such failure shall remain unremedied for thirty (30) business days after written notice thereof shall have been given to the Borrower by the Lender;


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

                           (iii) The Borrower shall be involved in any of the following: (i) its commencement of a voluntary bankruptcy case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (ii) its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary bankruptcy case under said Title 11, or seeking, consenting to, or acquiescing in the relief therein provided, or by its failing seasonably to controvert the material allegations of any such petition; (iii) the entry of an order for relief in any involuntary bankruptcy case commenced under said Title 11; (iv) its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debts or to the modification or attention of the rights of creditors, or by its consenting to or acquiescing in such relief, (v) an order shall have been entered by a court of competent jurisdiction (1) finding the Borrower to be bankrupt or insolvent, (2) ordering or approving the Borrower's liquidation, reorganization or any modification or alteration of the rights of its creditors, or (3) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of the Borrower's property; or (vi) its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

                           (iv) A default shall occur and be continuing under any of the Senior Obligations, for more than the period of grace, if any, specified therein, unless such default is waived by the Senior Creditors or cured by the Borrower; or

                           (v) An Event of Default shall occur under any of the other Notes.

                  (b) COLLECTION COSTS; ATTORNEY'S FEES. In the event this Note is turned over to an attorney for collection upon the occurrence of an Event of Default, the Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out of pocket expenses incurred in connection with such collection efforts.

         8.       NOTE REGISTER; TRANSFER OR LOSS OF NOTE.

                  (a) NOTE REGISTER. The Borrower shall keep at its principal executive office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Borrower shall provide for the registration and transfer of this Note. The person or entity in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder hereof for all purposes hereunder.

                  (b) TRANSFER. This Note shall not be transferable by the Lender without the prior written consent of the Company and shall be convertible only by the registered owner and holder hereof.

                  (c) LOSS OF NOTE. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Borrower of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Borrower will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this
Note in lieu of which such new Note is made and delivered.

         9. RESTRICTIONS. This Note and the securities issuable pursuant to this Note are subject to additional restrictions on transferability set forth in the Purchase Agreement.

         10. AMENDMENT AND WAIVER. Any provision of this Note, including, without limitation, any subordination provision hereof, may be amended or waived with the written consent of (a) the Borrower and (b) either (i) the Lender or
(ii) the holders of greater than fifty percent (50%) of the aggregate outstanding principal amount of the Notes. A waiver of any right or remedy under this Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         11. NOTICE. Any notice required or permitted to be given to the Borrower or the Lender under this Note shall be made in writing at the address or facsimile number of such person specified below (or such other address or facsimile number as such person may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two (2) business days after deposit of the notice with the courier:

                  if to the Borrower, to:

                           Inverness Medical Innovations, Inc.
                           51 Sawyer Road, Suite 200
                           Waltham, MA 02153
                           Facsimile: (781) 674-3939
                           Attention: Ron Zwanziger, President

                  with a copy to:

                           Foley, Hoag & Eliot LLP
                           One Post Office Square
                           Boston, MA 02109
                           Facsimile: (617) 832-7000

                           Attention: John D. Patterson, Jr., Esq.

                  if to the Lender, to:

                           __________________________
                           __________________________
                           __________________________
                           Facsimile: _________________
                           Attention: _________________


         12. MAXIMUM PERMISSIBLE RATE. In the event that any of the terms or provisions of this Note are in conflict with applicable usury law, this Section 12 shall govern as to such terms or provisions, and this Note shall in all other respects remain in full force and effect. If any transaction contemplated hereby would be usurious, the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum interest allowed by applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged or received: (i) this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, and, for the purpose of determining said rate and to the extent permitted by applicable law, all interest contracted for, charged or received shall be amortized, prorated and spread throughout the full term of this Note so that the effective rate of interest is uniform throughout the life of this Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount of this Note.

         13. SEVERABILITY. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

         14. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Note shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Borrower and the Lender hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

         15. SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Note as a date for the making of any payment under this Note shall fall on Saturday, Sunday or on a day which in Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.


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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                     - 14 -
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         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer as of the date first above written.

                                           INVERNESS MEDICAL INNOVATIONS, INC.


                                           By:_______________________________
                                                Name:
                                                Title:

[Corporate Seal]

ATTEST:

______________________________



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